UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2023

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000 Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 971-0800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2023, Broadmark Realty Capital Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended, the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2023, the Company issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Ready Capital Corporation, a Maryland corporation (“Ready Capital”), and RCC Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), pursuant to which, subject to the terms and conditions therein, the Company will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). The Company’s board of directors unanimously approved the Company’s entry into the Merger Agreement. A copy of the joint press release is furnished herewith as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Item 7.01 above is incorporated by reference in this Item 8.01.

Additional Information about the Merger

In connection with the proposed merger, Ready Capital expects to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, containing a joint proxy statement/prospectus, and other documents with respect to the proposed merger. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF READY CAPITAL AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY READY CAPITAL AND THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, THE COMPANY AND THE PROPOSED MERGER.

Stockholders of Ready Capital and the Company may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Ready Capital or the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ready Capital with the SEC are also available free of charge on Ready Capital’s website at www.readycapital.com. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.broadmark.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation Relating to the Merger

Ready Capital, the Company and their respective directors and executive officers, and certain other affiliates of Ready Capital and the Company may be deemed to be participants in the solicitation of proxies from the stockholders of Ready Capital and the Company in respect of the proposed merger. Information regarding Ready Capital’s directors and executive officers can be found in Ready Capital’s definitive proxy statement filed with the SEC on April 29, 2022, its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2021, and its Current Reports on Form 8-K filed with the SEC on September 29, 2022, November 18, 2022 and December 1, 2022. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 28, 2022, its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2021, and its Current Reports on Form 8-K filed with the SEC on April 25, 2022, May 4, 2022, October 14, 2022 and November 7, 2022. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from Ready Capital or the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8--K contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and the Company and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor the Company can give any assurance that their expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the operating results and businesses generally of Ready Capital and the Company; the outcome of any legal proceedings relating to the Merger; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; conditions in the market for small balance commercial loans and other investments; legislative and regulatory changes that could adversely affect the businesses of Ready Capital and the Company; risks related to integrating an existing lending platform into our operations; risks related to the origination and ownership of construction loans and other assets, which are typically short-term loans that are subject to additional risks as compared to loans secured by existing structures or land; risks related to the origination and ownership of bridge loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayment; risks relating to any future impact of the COVID-19 pandemic, including the responses of governments and industries, on the real estate sector; and other factors, including those set forth in the Risk Factors sections of Ready Capital’s and the Company’s most recent Annual Reports on Form 10- K and other reports filed by Ready Capital and the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Neither Ready Capital nor the Company undertakes any obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated February 27, 2023, Announcing Financial Results.
99.2	Joint Press Release of the Company, dated February 27, 2023, Announcing Merger Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

Date: February 27, 2023	By:	/s/ Nevin Boparai
	Name:	Nevin Boparai
	Title:	Executive Vice President and Chief Legal Officer